UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported)       May 11, 2007
                                                  -----------------------------


                         MORGAN STANLEY CAPITAL I INC.
                      -------------------------------------

            (Exact Name of Registrant as Specified in Its Charter)


         Delaware                        333-130684-13      13-3291626
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(State or Other Jurisdiction            (Commission         (IRS Employer
of Incorporation)                       File Number)        Identification No.)

1585 Broadway, 2nd Floor
  New York, New York                                           10036
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(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code        (212) 761-4700
                                                    ---------------------------

                                     N/A
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         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Section 8 - Other Events

Item 8.01 Other Events

Filing of Information Regarding the Mortgage Loans

         Attached hereto as Exhibit 99.1 is certain loan level information about the Mortgage Loans in the Morgan Stanley Capital I Inc. Morgan Stanley Mortgage Loan Trust 2006-12XS (333-130684) as of May 1, 2007.



Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Information and Exhibits

(a) Financial statements of business acquired.

         Not applicable.

(b) Pro forma financial information.

         Not applicable

(c) Exhibits

         99.1   Mortgage loan level information as of May 1, 2007



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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  May 11, 2007


                                         MORGAN STANLEY CAPITAL I INC.


                                         By:  /s/ Valerie Kay
                                              ----------------------------
                                         Name:    Valerie Kay
                                         Title:   Executive Director


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Exhibit Index


Exhibit                   Description                                      Page
-------                   -----------                                      ----

99.1                      Mortgage loan-level information                   1



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